BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST

BlackRock California Municipal Opportunities Fund

(the “Fund”)

Supplement dated September 29, 2026 to

the Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”)

of the Fund, each dated September 28, 2026, as supplemented to date

The Board of Trustees (the “Board”) of BlackRock California Municipal Series Trust (the “Trust”) has approved a proposal, pursuant to which the following changes will be effective on or about April 6, 2027:

•

The Fund will convert to a unitary administration fee structure by entering into a new administration agreement (the “Administration Agreement”) with the Fund’s administrator, BlackRock Advisors, LLC (“BlackRock”), pursuant to which BlackRock will provide administration services and pay for all expenses incurred by the Fund, excluding certain expenses described in the Administration Agreement. Under the Administration Agreement, the Trust, on behalf of the Fund, will pay BlackRock the following fee with respect to each share class: 0.09% for Institutional Shares, 0.08% for Investor A Shares, 0.09% for Investor A1 Shares, 0.09% for Investor C Shares and 0.04% for Class K Shares.

•

The Fund’s existing investment management agreement will be amended and restated to remove the provision of administrative services and reduce each breakpoint to the contractual management fee rate as follows: 0.36% of the Fund’s average daily Net Assets not exceeding $1 billion, 0.34% of the Fund’s average daily Net Assets in excess of $1 billion but not exceeding $3 billion, 0.32% of the Fund’s average daily Net Assets in excess of $3 billion but not exceeding $5 billion, 0.31% of the Fund’s average daily Net Assets in excess of $5 billion but not exceeding $10 billion, and 0.30% of the Fund’s average daily Net Assets exceeding $10 billion.

•	The contractual operating expense limit applicable to each share class of the Fund will be terminated.

Shareholders should retain this Supplement for future reference.

PR2SAI-CAMO-0926SUP